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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS


        We hereby consent to the incorporation by reference in this Amendment No. 1 to Registration Statement on Form S-3 (No. 333-64270) of our report dated June 29, 2001 relating to the consolidated financial statements of Agilent Technologies, Inc., which appears in the Current Report on Form 8-K dated June 29, 2001. We also consent to the reference to us under the heading "Experts" in such Registration Statement.



 /s/ PricewaterhouseCoopers LLP

---------------------------------
PricewaterhouseCoopers LLP
San Jose, California


July 18, 2001